SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 1998



                      U.S. GLOBAL INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


       Texas                      0-13928                  74-1598370
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  (State of other juris-        (Commission                IRS Employer
 diction of incorporation)      File Number)             Identification No.)


    7900 Callaghan Road, San Antonio, Texas                 78229
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    (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   210-308-1234



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       (Former name or former address, if changed since last report)


Item 4.  Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On June 5, 1998, U.S. Global Investors, Inc. dismissed Price Waterhouse LLP as its independent accountants.

                  (ii) The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (iii)    The Registrant's Audit Committee  participated in and
                           approved   the   decision   to   change   independent
                           accountants.

                  (iv) In connection with its audits for the two most recent fiscal years and through June 5, 1998, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse LLP would have caused them to make reference thereto in their report on the financial statements for such years.



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                  (v)      During the two most recent  fiscal  years and through
                           June 5, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 11, 1998, is filed as an Exhibit to this Form 8-K.

         (b)      New independent accountants

                  (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of June 8, 1998.

Item 7.  Financial Statements, Information and Exhibits.

         (b)      None.

         (c)      Exhibits.

                  Letter from Price Waterhouse LLP

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         U.S. Global Investors, Inc.




                                       By:  /s/ David J. Clark

                                            David J. Clark
                                            Chief Financial Officer
                                            Chief Operating Officer

Dated:   June 11, 1998



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EXHIBIT:


Price Waterhouse LLP
1201 Louisiana, Suite 2900
Houston, TX 77002-5678

Telephone 713/356-4000
Facsimile 713/356-4717

June 11, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen::

                            U.S. Global Investors, Inc.

We have read Item 4 of U.S. Global Investors, Inc.'s Form 8-K dated June 5, 1998 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,

/s/ Price Waterhouse LLP

Price Waterhouse LLP




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